As filed with the Securities and Exchange Commission on May 8, 2024

Securities Act Registration No. 333-277580

Investment Company Act Reg. No. 811-23944

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No. __	☐
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒

(Check appropriate box or boxes.)

New Age Alpha Variable Funds Trust

(Exact Name of Registrant as Specified in Charter)

555 Theodore Fremd Avenue

Suite A-101

Rye, New York 10580

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 212-922-2699

Cogency Global Inc.

850 New Burton Road

Suite 201

Dover, Delaware 19904

(Name and Address of Agent for Service)

With Copies To:

Bo James Howell
FinTech Law, LLC
6224 Turpin Hills Dr.
Cincinnati, OH 45244

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, nor a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Dated May 8, 2024

NAA LARGE CORE SERIES

(_____)

Managed by

New Age Alpha Advisors, LLC (d/b/a New Age Alpha)

PROSPECTUS

May [  ], 2024

For information or assistance in opening an account,

please call toll-free [             ].

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY – NAA LARGE CORE SERIES

INVESTMENT OBJECTIVE

The NAA Large Core Series (the “Fund”) seeks long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	0.12%
Total Annual Fund Operating Expenses	1.12%
Less Management Fee Reductions and/or Expense Reimbursements(1)	(0.21)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	0.91%

(1)	Other Expenses are estimated for the Fund’s first fiscal year.

(2)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until April 30, 2026, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.91% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Before April 30, 2026, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$93	$335

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-capitalization securities that the Adviser considers having “core” characteristics. The Fund defines “core” as investments that typically represent a balance between value and growth investing. However, any particular security may have different degrees of growth or value characteristics and “large-capitalization” as companies in the top 70% of the capitalization of the U.S. equity market for actively traded securities.

The Fund will primarily invest in equity securities, including common stocks, rights, REITs, options, warrants, convertible debt securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). The Fund may also invest in various investment vehicles, such as mutual funds and exchange-traded funds (“ETFs”), for portfolio management purposes, including cash and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities.

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In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary Expectations Risk Factor (“ERF”) methodology in its security selection process. ERF uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, ERF aims to identify undervalued and overvalued securities and assign them an ERF score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser avoids the most likely overvalued securities and invests in the most likely undervalued securities. The Adviser’s team of portfolio managers and analysts use a bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

New Fund Risk. The Fund is new and, as a result, carries specific risks inherent in unestablished mutual funds, including the chance that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, further funds may not benefit from the same economies of scale, experience, or name recognition that larger, older funds might.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.  Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities in which the Fund invests.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

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Exchange-Traded Funds Risk. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track. However, a lack of liquidity in an ETF could make its value more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its operations, it will pay a pro-rata portion of the ETF’s expenses.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. Below are additional risks related to specific types of foreign securities in which the Fund invests.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Fixed-Income Securities Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect the Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this happens, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

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Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and more significant than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. The Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.

Counterparty Credit Risk. The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or other reference asset without purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the total amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a specific price and date or cash settlement of the terms of the contract. The risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and using futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swap Agreements Risk. Swap agreements are contracts between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

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PERFORMANCE SUMMARY

Because the Fund has not yet commenced investment operations, no performance information is presented for the Fund now. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling [           ] or visiting the Fund’s website at www.naafunds.com.

MANAGEMENT OF THE FUND

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Senior Portfolio Manager

PURCHASE AND SALE OF FUND SHARES

You may purchase Shares of the Fund only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Fund Shares are not offered directly to the public.

You should refer to the Prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select the Fund as an investment option for your contract or policy.

You may redeem Shares of the Fund only through participating insurance companies.

We redeem Shares of the Fund on any business day when the New York Stock Exchange (“NYSE”) is open. The price at which the Fund will redeem a Share will be its NAV next determined after the order is considered received. The Fund has authorized the participating insurance companies to accept redemption requests on its behalf.

TAX INFORMATION

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1⁄2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Refer to the Prospectus of your insurance company separate account for a discussion of the tax status of your variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Fund’s shares are generally available only through participating insurance companies offering variable annuity contracts and variable life insurance policies. Life insurance policies and variable annuities are generally purchased through a broker-dealer or other financial intermediary. The Fund and/or its related companies may make payments to the participating insurance companies for services; some of the payments may go to broker-dealers and other intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the participating insurance companies’ decision to include the Fund as an underlying investment option in a variable contract. Ask your salesperson or visit your financial intermediary’s website for more information.

 5

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

This section of the Prospectus provides additional information about the investment practices and related risks of the NAA Large Core Series (the “Fund”). The Board of Trustees (the “Board”) has reserved the right to change the Fund’s investment objective without shareholder approval upon at least sixty (60) days’ prior written notice to shareholders.

INVESTMENT OBJECTIVES

The Fund seeks long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-capitalization securities that the Adviser considers having “core” characteristics. The Fund defines

●	“core” as investments that typically represent a balance between value and growth investing, although any particular security may have different degrees of growth or value characteristics.

●	“value” as investments with low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

●	“growth” as investments having above-average growth rates (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields), each as compared to their industry or the overall market.

●	“large capitalization” refers to companies in the top 70% of the capitalization of the U.S. equity market for actively traded securities.

The Fund will primarily invest in equity securities, including common stocks, rights, REITs, options, warrants, convertible debt securities of U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”). The Fund may also invest in various investment vehicles for portfolio management purposes, such as mutual funds and exchange-traded Funds (“ETF”), including cash management and liquidity management, to obtain a higher return on collateral positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in individual securities.

In selecting investments for the Fund, the Adviser uses qualitative and quantitative analysis, credit research, and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index. In buying and selling securities for the Fund, the Adviser will apply its proprietary Expectations Risk Factor (“ERF”) methodology to its security selection process. ERF uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. The Fund defines “actuarial risk principals” as applying statistical and mathematical practices similar to those used in actuarial science. These practices use mathematics, statistics, and financial theory to evaluate various investment options’ potential risks and returns. Using an actuarial-based approach, ERF aims to identify undervalued and overvalued securities and assign them an ERF score, which is the probability that the issuer will not deliver growth to support the securities’ current price. By assigning these scores, the Adviser avoids the most likely overvalued securities and invests in the most likely undervalued securities. The Adviser’s team of portfolio managers and analysts then use a qualitative bottom-up assessment of a company’s potential for success, including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. As a result of this investment process, the Fund may invest in a limited number of sectors or industries.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

PRINCIPAL INVESTMENT RISKS

Market Risk. Market risk is the risk that the value of the securities in a Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general market conditions. Certain market events could increase volatility, exacerbate market risk, and result in trading halts, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, terrorism, military action, epidemics, pandemics, or other public health issues. Any preceding market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot be foreseen or quickly addressed.

Such events and other market events may cause significant declines in the values and liquidity of many securities and other instruments and significant disruptions to global business activity and financial markets. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

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Large-Capitalization Company Risk. Large-capitalization companies are more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

New Fund Risk. The Fund is new and, as a result, carries specific risks inherent in unestablished mutual funds, including the chance that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, further funds may not benefit from the same economies of scale, experience, or name recognition that larger, older funds might.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.  Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns.  An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be susceptible to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund.  Also, the common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the security issuer experiences a decline in its financial condition.  Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds, and other debt instruments in a company’s capital structure, in terms of priority to corporate income and liquidation preference, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.  Additionally, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase. Below are additional risks related to specific equity securities in which the Fund invests.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Exchange-Traded Funds Risk. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track. However, a lack of liquidity in an ETF could make its value more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its operations, it will bear a pro rata portion of the ETF’s expenses.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage, resulting in a high dividend yield or yield to maturity. The risks of preferred stocks include a lack of voting rights, and the Fund’s Sub-Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed, and management can forego the preferred dividend, resulting in a loss to the Fund. Preferred stock may also be convertible into the common stock of the issuer. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock market values may change based on changes in interest rates.

Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer decides to do so, this action could hurt the Fund’s ability to achieve its investment objectives.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than its underlying security, and a warrant may offer greater potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

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Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. Below are additional risks related to specific types of foreign securities in which the Fund invests.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Fixed-Income Securities Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income-producing instruments decreases to adjust the price to market yields. Interest rate risk is more significant for long-term debt securities than short-term and floating-rate securities. An issuer of a security may become unable to meet its obligations. This risk is more significant for securities that are rated below investment grade or that are unrated. Below are additional risks related to fixed-income securities.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income or other debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time, defaults or otherwise fails to meet its obligations. Actual or perceived changes in economic, social, public health, financial, or political conditions in general or that affect a particular type of instrument, issuer, guarantor, or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity, and value of an instrument. The value of an instrument may also decline for reasons that relate directly to the issuer, guarantor, or counterparty, such as management performance, financial leverage, reduced demand for goods and services, or an actual or perceived change in financial condition or reputation. The issuer, guarantor, or counterparty could also suffer a rapid decline in credit rating, adversely affecting the instrument’s value, price volatility, and liquidity. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of and income generated by the investments. Interest rates may change due to various factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Fixed-income and other debt instruments with longer durations are more sensitive to changes in interest rates and, thus, subject to more volatility than similar instruments with shorter durations. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, sometimes suddenly and significantly. When interest rates decrease, the values of fixed-income and other debt instruments generally rise. During rising interest rates, because changes in interest rates on adjustable-rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Changing interest rates may adversely affect the Fund’s yield, returns, and performance. Changes in monetary policy may exacerbate the risks associated with changing interest rates.

Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. If this happens, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These instruments are subject to prepayment risk and offer less potential for gains during declining interest rates.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. The Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.

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Counterparty Credit Risk. The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or other reference asset without purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a specific price and date or cash settlement of the terms of the contract. The risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and using futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swap Agreements Risk. Swap agreements are contracts between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

REITs Risk. REITs or other real estate-related securities are subject to the risks associated with direct ownership of the real estate, including declines in the value of the real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity, mortgage, or hybrid. Equity REITs invest most of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to their real estate types, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing, and mixed-property types. Mortgage REITs invest most of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified in relation to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of net income. Net realized gains under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses in addition to paying Fund expenses.

OTHER INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described below along with certain non-principal risks of the Fund, such as operational risks. Additional information on non-principal investments and their risks can be found in the Fund’s Statement of Additional Information (“SAI”).

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Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of the Fund’s shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted by successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities the Fund invests in. This could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in substantial breakdowns, delays, shutdowns, social isolation, and other disruptions to significant global, local, and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies, reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objective, adversely impacting Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s Adviser third-party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for specific instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. These could significantly impact the Fund’s performance, resulting in losses to your investment.

Investments in Money Market Instruments and Temporary Defensive Positions. The Fund will typically hold a portion of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”), to maintain liquidity or pending the selection of investments. The Fund can take temporary defensive positions to respond to adverse market, economic, political, or other conditions, and in doing so, may invest up to 100% of its assets in Money Market Instruments. When the Fund invests in a money market mutual fund, the shareholders of the Fund will be subject to duplicative management fees. To the extent the Fund holds other registered investment companies, including money market mutual funds, the Fund will incur acquired fund fees and expenses (as defined by the Securities and Exchange Commission (“SEC”)). Anytime the Fund takes a temporary defensive position, it will not achieve its investment objective.

Portfolio Holdings and Disclosure Policy. The Fund’s SAI, which is available on the Fund’s website at www.naafunds.com, describes its policies and procedures regarding portfolio holdings disclosure.

Additional Information. Whether the Fund is an appropriate investment for an investor depends on the investor’s financial resources and individual investment goals and objectives. The Fund may not be suitable for investors who engage in short-term trading and other speculative strategies and styles.

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FUND MANAGEMENT

The Investment Adviser

New Age Alpha Advisors, LLC (d/b/a New Age Alpha), located at 555 Theodore Fremd Avenue, Suite A101, Rye, New York 10580, serves as the investment adviser to the Fund. Under the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. As of December 31, 2023, the Adviser had approximately $195.5 million in assets under management. The Adviser provides investment advisory services to private funds, institutional investors, and high-net-worth individuals. Its services primarily focus on equity, fixed-income, and environmental, social, and governance (“ESG”) strategies using its proprietary ERF investment methodology.

Under the Advisory Agreement, for its services, the Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.75% of the average daily net assets of the Fund up to $500 million, 0.725% of the average daily net assets of the Fund over $500 million up to $1 billion, 0.70% of the average daily net assets of the Fund over $1 billion up to $1.5 billion, 0.65% of average daily net assets of the Fund over $1.5 billion up to $2 billion, 0.60% of the average daily net assets of the Fund over $2 billion up to $2.5 billion, 0.55% of the average daily net assets of the Fund over $2.5 billion up to $3 billion, and 0.50% of the average daily net assets of the Fund over $3 billion.

Under an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.91% of the average daily net assets of the Fund. Before April 30, 2026, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The Fund’s initial shareholder report will discuss the factors the Board considers in approving each Fund’s Advisory Agreement with the Adviser, including the Board’s conclusions concerning it.

Portfolio Managers

The following individuals have primary responsibility for the daily management of the Fund’s portfolio:

Armen Arus is the Co-Founder and Chief Executive Officer of New Age Alpha, LLC, the parent company of the Adviser and the Chief Executive Officer of the Adviser. Before founding the Adviser, Mr. Arus was the Co-Founder and Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisors, LLC from June 2003 to July 2017. Mr. Arus served as President of Transparent Value Trust from 2010 to 2015. Mr. Arus holds a B.S. in Business from New York University.

Julian Koski is the Co-Founder and Chief Investment Officer of New Age Alpha, LLC, the parent company of the Adviser and the Chief Investment Officer of the Adviser. From 2003 to 2015, Mr. Koski was the Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisors, LLC. He directed Transparent Value’s business development, marketing, and distribution activities and contributed to Transparent Value’s product development initiatives. Mr. Koski attended the University of Witwatersrand (South Africa) and the University of South Africa.

Hugo Chang is a Senior Managing Director of New Age Alpha in charge of Index Development.  Before New Age Alpha, he held similar responsibilities at Invesco Indexing and as Vice President for Guggenheim Partners. Mr. Chang has also served as Senior Research Analyst for S&P Dow Jones Indices and was instrumental in custom index research and analytics. Mr. Chang has a master’s degree in Financial Engineering from the University of California, Berkeley and is a CFA Charterholder and Financial Risk Manager.

Konstantin Tourevski a Senior Portfolio Manager of the Adviser and has been in that role since 2019. From 2003 to 2019, Mr. Tourevski served various senior investment roles at Loews Corporation. Prior to that, Mr. Tourevski was an investment analyst at JP Morgan Asset Management. Mr. Tourevski holds a BA in Economics from New York University and an MBA from Columbia Business School; he is also a CFA Charterholder.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of shares of the Fund.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus,” the “Administrator,” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

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The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Fund’s principal underwriter and serves as the exclusive agent for distributing the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES

The NAV of the Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent that a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The SEC recently adopted Rule 2a-5 under the 1940 Act, establishing an updated regulatory framework for registered investment companies’ fair valuation practices. Under the new rule, more of the Fund’s securities may be subject to fair value pricing. The Fund’s fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 under the 1940 Act, subject to its oversight. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by the valuation designee under its valuation policies and procedures, which the Board has approved. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service, if applicable, does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. While fair value determinations will be based upon all available factors that the Adviser deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security at approximately the time it determines its NAV per share. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when the Adviser values a holding or holdings at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by the Adviser concerning services for which it receives an asset-based fee. For more information on the Trust’s fair value procedures, please see the section titled Calculation of Share Price in the SAI.

Your order to purchase or redeem shares is priced at the NAV next calculated after the Fund receives your order in proper form, following the valuation procedures described above. An order is in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request and, if applicable, payment in full of the purchase amount.

HOW TO BUY SHARES

Purchasing Shares

You may purchase Shares of the Funds only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Fund Shares are not offered directly to the public.

You should refer to the Prospectus for the variable annuity contract or variable life insurance policy for information on how to purchase a variable contract or policy and how to select the Fund as an investment option for your contract or policy.

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What Shares Cost

The offering price of a Share is its NAV next determined after the order is considered received by the Fund. The Fund has authorized participating insurance companies to accept purchase orders on its behalf.

The Fund does not impose any sales charges on the purchase of their Shares. Withdrawal charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. These fees are described in the Prospectuses for participating insurance companies, variable annuity contracts and variable life insurance policies.

State Escheatment Laws

Please note that your property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state escheatment law.

Notes About Purchases

Participating insurance companies, through their separate accounts, are responsible for placing orders to purchase Fund shares. In order to purchase Fund Shares on a particular day, the participating insurance company must receive your instructions by the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) that day and then transmit such order to the Fund or its designated agent in accordance with the Fund’s agreement with the participating insurance company.

The Trust reserves the right to suspend the sale of Shares of the Fund temporarily and the right to refuse any order to purchase Shares of the Fund.

If the Trust receives insufficient payment for a purchase, or the Trust does not receive payment within one (1) business day, it may cancel the purchase and the separate account may be liable for any losses to the Fund. In addition, the separate account will be liable for any losses or fees incurred by the Fund or its transfer agent in connection with the transaction.

DISTRIBUTION AND SHAREHOLDER SERVICES FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and shareholder services fees to the Distributor. The Fund will pay distribution and shareholder services fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund. These services may include providing information about the Fund, teleservicing support, and delivering Fund documents, among others. Payment for these services also may help promote the sale of the Fund’s shares.

The amount of these distribution and shareholder services fees may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products. These payments may influence the products offered or recommended by the intermediary. They may also create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment.

Because the Fund pays these fees out of assets on an ongoing basis, over time these fees will increase the cost of your investment.

REVENUE SHARING PAYMENTS

The Adviser (or its affiliates) may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Fund or the Fund’s shareholders, financial representatives who sell or insurance companies that issue variable life insurance policies and variable annuity contracts that offer or invest in one or more Fund as underlying investment options. Such payments, commonly referred to as “revenue sharing,” do not increase the Fund’s expenses and are not reflected in the fees and expenses listed in the expense tables of this Prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Fund or to shareholders, including (without limitation) shareholder servicing and sub-administrative services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of your variable life insurance or variable annuity contract or through a financial representative and in the SAI. These payments, as well as 12b-1 fees, may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Funds over another investment or the insurance company to offer a Fund as an underlying investment option over other funds. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.

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Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of a Fund’s shares. The Fund does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures to detect and prevent disruptive trading, including market timing in the Fund. Because Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account’s purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. They are also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, in situations where the Fund becomes aware of possible market timing activity, they will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short-term trading, the Fund will seek the insurance company’s cooperation in enforcing the Fund’s market timing policies. There can be no assurance that an insurance company will agree to preclude an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so. If the Fund cannot detect market timing activity, then the Fund may be subject to the disruptions and increased costs discussed above. The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on their ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Additionally, each insurance company selling the Fund has adopted policies and procedures that are reasonably calculated to detect and prevent excessive trading and possible market timing. Please refer to the Prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product Prospectus. To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and their long-term Shareholders. You should review your insurance contract Prospectus or your plan document for more information regarding market timing, including any restrictions or limitations on trades made through a contract or plan.

Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

HOUSEHOLDING

Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

HOW TO REDEEM SHARES

You may redeem Shares of the Fund only through participating insurance companies.

We redeem Shares of the Fund on any business day when the NYSE is open. The price at which the Fund will redeem a Share will be its NAV next determined after the order is considered received. The Fund has authorized the participating insurance companies to accept redemption requests on their behalf.

Notes About Redemptions

In order to redeem Shares of the Fund on a particular day, the Fund or its designated agent must receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

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The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. All the redemption payment methods will be used in regular and stressed market conditions. The Fund typically expects that it will pay the respective insurance company redemption proceeds by wire by the business day following the request.

To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of Shares of the Fund temporarily under extraordinary market conditions such as market closures or suspension of trading by the SEC.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of a Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you will realize a capital gain or loss if you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by a Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in a Fund for federal income tax purposes. However, the Fund must report to the Internal Revenue Service (the “IRS”) and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

MIXED AND SHARED FUNDING

As noted previously, the Fund was established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of participating insurance companies. The Trust is permitted to engage in “mixed funding” (using shares as investments for both variable annuity contracts and variable life insurance policies) and “shared funding” (using shares as investments for separate accounts of unaffiliated life insurance companies) pursuant to an exemption from the SEC, and currently is engaged in shared funding arrangements and must comply with conditions of the SEC exemption that are designed to protect investors in the Fund. Although the Fund does not currently see any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the SEC only requires the Trustees to monitor the operation of mixed funding and shared funding arrangements, and to consider appropriate action to avoid material conflicts, and to take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in a Fund.

 15

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced investment operations, no financial highlights are available for it at this time.

16

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE NAA LARGE CORE SERIES (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies must share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as processing your transactions, maintaining your account(s), responding to court orders and legal investigations, or reporting to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call [ ]

 17

Who we are
Who is providing this notice?	NAA Large Core Series Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

We use security measures that comply with federal law to protect your personal information from unauthorized access and use. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪  New Age Alpha Advisors, LLC (d/b/a New Age Alpha), the investment adviser to the Fund, could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Fund does not share with nonaffiliates so that they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that market your financial products or services. ▪ The Fund does not jointly market.

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the SAI, which is incorporated by reference.

Additional information about the Fund’s investments is available to shareholders in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Fund, please call toll-free:

[               ]

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.naafunds.com or upon written request to the Fund at:

[Name of Fund]

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Fund or by downloading free of charge at www.naafunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-23944

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This Statement of Additional Information is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, nor a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Dated May 8, 2024

Statement of Additional Information

May [ ], 2024

NAA LARGE CORE SERIES (_____)

Series of

NEW AGE ALPHA VARIABLE FUNDS TRUST

555 Theodore Fremd Avenue, Suite A101

Rye, New York 10580

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the NAA Large Core Series (the “Fund”) dated May [ ], 2024, which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling toll-free [               ], or by visiting the Fund’s website at www.naafunds.com.

STATEMENT OF ADDITIONAL INFORMATION

The Fund is a series of New Age Alpha Variable Funds Trust (the “Trust”), an open-end management investment company. The Trust was organized as a Delaware statutory trust on February 20, 2024. The Fund is a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) manages the Fund’s investments. For further information on the Fund, please call [         ] or visit the Fund’s website at www.naafunds.com.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus.

General Investment Risks. Prices of securities in which a Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses to a Fund. Market declines may continue indefinitely, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by a Fund, can decline.

Equity Securities. The equity portion of a Fund’s portfolio will be comprised of U.S. common stock. In addition to U.S. common stock, a Fund’s equity investments may include preferred and foreign stock. A Fund’s equity investments may include securities traded on domestic exchanges or the over-the-counter (“OTC”) market. The prices of equity securities in which a Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund. Market declines may continue indefinitely, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by a Fund, will decline.

Common Stock. Common stock prices may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock a Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations are subject to a Fund potential loss. In addition, regardless of any company’s prospects, a declining stock market may produce a decline in prices for all stocks, resulting in losses for a Fund.

Preferred Stock. Preferred stocks represent an ownership interest, providing the holder with specified claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stocks may include the obligation to pay a stated dividend. The price of preferred stocks could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock will drop in price. Changes in interest rates can also affect the price of preferred stock. Like common stocks, the value of preferred stock may fluctuate in response to many factors, including the issuer's activities, general market and economic conditions, interest rates, and industry-specific changes.

Warrants and Rights. The Fund may purchase warrants and rights or acquire ownership of such investments by owning common stocks.

Warrants are options to purchase equity securities at specific prices and are valid for a specific period. Rights are similar to warrants but have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, receive no dividends concerning the equity interests underlying the warrants or rights, and will have no rights concerning the issuer's assets until the warrant or right is exercised. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Swap Agreements. Swap agreements are contracts between a Fund and, typically, a brokerage firm, bank, or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, fixed or variable interest rate, non-U.S. currency, or a “basket” of securities representing a particular index. A Fund customarily will enter into swap agreements based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by participants who have agreed to be bound by such standardized contracts.

A Fund will enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will be the net amount to be paid or received under the agreement based on the relative values of each party's obligations upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the swap agreement does not provide for that type of netting, the full amount of a Fund’s obligations will be accrued daily. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

During the term of a swap agreement, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in the value of the contract resulting from, among other things, interest on the contract's notional value, market value changes in the underlying investment, and dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund, and the Fund may sustain a loss.

Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities, or index for a specified period. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, plus or minus an agreed-upon spread.

Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies under the agreements related to the transaction.

When a Fund invests in total return swaps, it will comply with the asset coverage requirements under the 1940 Act and the U.S. Securities Exchange Commission (the “SEC”) staff’s interpretation.

Risks of Swaps. Swap transactions are highly specialized activities involving investment techniques and risks different from those of ordinary portfolio securities transactions. Whether a Fund successfully uses swap agreements to achieve its investment goals depends on the ability of the Adviser to predict correctly which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates, or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts with terms greater than seven days, they may be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, resulting in significant losses. Participants in the swap markets are not required to make continuous markets in their trade contracts. Participants could refuse to quote prices for swap contracts or quotes with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with many financial institutions utilizing standardized swap documentation as both principals and agents. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require greater subjectivity in their valuation.

While more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded, some swap agreements are not exchange-traded instruments but are traded OTC. As a result, swap participants in OTC traded swap agreements are not as protected as participants in organized exchanges. The performance of a swap agreement is the responsibility only of the swap counterparty and not any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such an agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with a Fund because of credit considerations. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies under the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness, and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Over recent years, legislation has been enacted to regulate the OTC derivatives markets, specifically credit default swaps. A Fund cannot predict the outcome or ultimate effect of this legislation. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of a Fund to buy or sell OTC derivatives, including credit default swaps.

Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from swap agreements or have adverse tax consequences.

Regulation of Derivatives and Certain Other Transactions. Rule 18f-4 under the 1940 Act permits a fund to enter into “derivatives transactions” and certain other transactions notwithstanding the restrictions on issuing “senior securities” under Section 18 of the 1940 Act. “Derivatives transactions” include (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the preceding, or any similar instrument under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the fund treats these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities and non-standard settlement cycle investments, unless the fund intends to settle the transaction and the transaction physically will settle within 35 days of its trade date.

Rule 18f-4 permits a fund to enter into derivatives transactions notwithstanding the restrictions under Section 18, provided that the fund either (1) adopts and implements a derivatives risk management program (“DRMP”), adheres to a limit on leverage risk based on value-at-risk (“VaR”) and complies with board oversight and reporting requirements or (2) satisfies the conditions of the limited derivatives user exception. A fund that is a limited derivatives user is not required to adopt a DRMP, adhere to the VaR limit, or comply with the board oversight and reporting requirements. To rely on the limited derivatives user exception, a fund must adopt and implement policies and procedures reasonably designed to manage its derivatives risks and limit its exposure to 10% of its net assets.

The Fund is a “limited derivatives user” that limits its derivatives exposure to less than 10% of its net assets.

Foreign Securities. The Fund may invest in securities of foreign issuers that trade on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”). ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. In registered form, ADRs are designed for U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the underlying security issuer and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is not obligated to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights concerning the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities. The Fund intends to invest primarily in foreign securities listed on U.S. stock exchanges.

Investing in the securities of foreign issuers involves unique risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates, exchange control regulations, and capital controls. There may be less publicly available information about a foreign company than a U.S. company, and foreign companies may not be subject to accounting, auditing, financial reporting standards, requirements comparable to those applicable to U.S. companies. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit less liquidity and greater price volatility than securities of U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities than in the U.S. Changes in foreign exchange rates will affect the value of those securities, denominated, or quoted in currencies other than the U.S. dollar. Therefore, to the extent a Fund invests in a foreign security, which is denominated or quoted in currencies other than the U.S. dollar, there is a risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Investment Companies. The Fund may occasionally invest in securities of other investment companies, both open-end and closed-end, including, without limitation, money market funds and exchange-traded funds (“ETFs”). Generally, under the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations.

The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing money market fund shares. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), a Fund may acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment that a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders about the voting of all proxies concerning its investment in such securities and vote such proxies only by the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. If there is a vote of investment company shares held by a Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. Investments in other investment companies subject a Fund to additional operating and management fees and expenses. For example, a Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which a Fund invests, in addition to the Fund’s direct fees and costs.

ETFs. An ETF is typically an investment company registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed under a specific investment strategy, similar to other non-index-based investment companies. ETFs are traded on a securities exchange based on their market value. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges. They can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. ETFs are traded on a securities exchange based on their market value.

An investment in an ETF presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of security prices or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to other registered investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (iv) ETF shares may be delisted from the exchange on which they trade; or (v) activation of “circuit breakers” (which are tied to significant decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The investment companies in which the Fund invests may have adopted certain investment restrictions different from the Fund’s. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry.

Because ETFs bear various fees and expenses, a Fund will pay a proportionate share of these expenses and transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low compared to other investment companies. ETFs do not charge initial sales loads or redemption fees; investors pay only customary brokerage fees to buy and sell ETF shares.

The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations, and any applicable exemptive relief. It is the Fund’s policy that if shares of the Fund are purchased by another fund (including any other registered open-end investment company advised by the Adviser or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The Fund may invest in other registered investment companies, such as mutual funds, closed-end funds, exchange-traded funds, and business development companies (an underlying fund) over statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

Leveraged and Inverse ETF Risk. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer greater returns, the potential for loss and the speed at which losses can be realized are also greater.

Leveraged and inverse ETFs “reset” over short periods, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily). They are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or be less tax-efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered riskier investments than traditional ETFs.

Options. The Fund may buy and sell options for several purposes, including hedging, investment, or speculative purposes. For example, a Fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline or to establish a position in the securities market as a substitute for purchasing individual securities. Buying puts and writing covered calls may be used to hedge a Fund’s portfolio against price fluctuations. Buying call options increases a Fund’s exposure to the securities market. A Fund may write a call or put option only if the option is “covered” by the Fund’s holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as the writer of the option. The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but if its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option. It must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

Special Risk Factors of Options. Transactions in derivative instruments such as options involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments prices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

A Fund’s use of certain derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a Fund will be magnified; however, if that investment decreases in value, the loss to a Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, meet redemption requests, or meet asset segregation requirements when it may not be advantageous. There is no assurance that a Fund’s use of derivative instruments providing enhanced exposure will enable it to achieve its investment objective.

A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument, and a Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. Certain purchased OTC options and assets used as cover for written OTC options may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to a Fund.

Money Market Instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”), and shares of money market investment companies.

Banker’s Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable to pay interest and principal when due. The Banker’s Acceptance, therefore, carries the full faith and credit of such bank.

A Certificate of Deposit (“CD”) is a bank's unsecured interest-bearing debt obligation. CDs acquired by a Fund would be $100,000 or more.

Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity ranges from two (2) to two hundred and seventy (270) days and is usually sold on a discounted basis rather than as an interest-bearing instrument. A Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality.

Master Notes are unsecured obligations redeemable upon the holder's demand and permit the investment of fluctuating amounts at varying interest rates. Master Notes are acquired by a Fund only through the Master Note program of the custodian acting as administrator. The Adviser will continuously monitor the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund. A Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements. A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. Government obligation) from a counterparty (e.g., a Fund) with the understanding that the investor will later resell the security to the same counterparty (normally a member bank of the Federal Reserve or a registered government securities dealer). A Fund’s initial purchase is a loan to the counterparty that is collateralized by the security (and securities substituted for them under the repurchase agreement). A Fund must return the security to the counterparty when the counterparty repurchases it later and at a higher price. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon market interest rate effective for the period during which the repurchase agreement is in effect. Delivery under the resale normally will occur within one to seven days of the purchase. Repurchase agreements are “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to continuously monitor the value of the collateral, serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed-upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount that is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. A Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days. The Fund must comply with SEC Rule 18f-4 when engaging in reverse repurchase agreements or dollar roll transactions.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests) but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates.

Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). There is No assurance that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future other than as set forth above since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC, or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in or are secured by and payable from mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable-rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Investment dealers and vendors typically quote yield on pass-through securities based on the underlying instruments' maturity and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early principal payments on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage, and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is impossible to accurately predict a particular pool's average life. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. However, it may vary depending on various factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the prepayment rate tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present or may differ in degree if the pool's mortgage loans have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Repayments may be reinvested at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is usually some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participation in or are secured by and payable from assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and particular purpose corporations. Payments or distributions of principal and interest may be guaranteed up to specific amounts and for a certain period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present risks not presented by other securities in which the Fund may invest. Automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are unsecured, and the debtors are entitled to the protection of several state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures. The Fund may invest in structured notes, bonds, and debentures. Typically, the value of the principal and interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that, in certain circumstances, no principal is due at maturity and may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in the interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Mezzanine Securities Risk. Mezzanine securities are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans, and non-investment grade bonds. However, unlike senior loans and second-lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities, therefore, are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Zero-Coupon Securities Risk. While interest payments are not made on such securities, holders are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond. Still, at the same time, it eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than comparable securities currently pay interest. Longer-term zero-coupon bonds are more exposed to interest rate risk than shorter-term zero-coupon bonds. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing to generate the cash to satisfy these distributions. The required distributions may increase the Fund’s exposure to zero-coupon securities. During severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase when they are held in the Fund’s portfolio.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions. When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from and be more limited than those held by the assigning lender.

Participation in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will hurt the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities to value the Fund’s portfolio and calculate its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not the Borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will hurt the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities to value the Fund’s portfolio and calculate its net asset value.

Corporate Debt Securities. The Fund’s fixed-income investments may include corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Adviser’s opinion. In addition, the Fund’s debt securities may include lower-rated debt securities, including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P, or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are considered speculative and subject to significant non-payment risks of interest and principal. Descriptions of the quality ratings of Moody’s, S&P, and Fitch are contained in this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its analysis of factors establishing creditworthiness.

Collateralized Loan Obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from the risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered, sold, and not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs, allowing a CLO to qualify for transactions under Rule 144A under the Securities Act. CLOs normally charge management fees and administrative expenses, in addition to those of a Fund.

The riskiness of investing in CLOs depends largely on the quality and type of collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry additional risks, including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk concerning such payments. Certain CLOs may receive credit enhancement through a senior-subordinate structure, over-collateralization, or bond insurance. Still, such enhancement may not always be present and may fail to protect a Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Illiquid Investments. A Fund may not purchase or otherwise acquire any illiquid investments if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of the Fund’s net assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainty in valuation. Limitations on resale may hurt the marketability of portfolio investments, and a Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Trust’s Board, the Adviser determines the liquidity of the Fund’s investments, and through reports from the Adviser, the Trustees monitor investments in illiquid investments. If, through a change in values, net assets, or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 of the 1940 Act. The sale of some illiquid and other types of investments may be subject to legal restrictions.

If a Fund invests in investments for which there is no ready market, the Fund may not be able to sell such investments readily. Such investments are unlike investments that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. Once realized, the sale price of illiquid investments may be lower or higher than the Adviser’s most recent estimate of their fair market value. Less public information is available about the issuers of such illiquid investments than about companies whose investments are publicly traded.

Restricted Securities. Within its limitation on investment in illiquid securities, a Fund may purchase restricted securities that can be sold in privately negotiated transactions, under an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Restricted securities are generally considered to be illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(a)(2) commercial paper” or is otherwise eligible for resale under Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted securities normally reflect a discount, which may be significant, on the market price of comparable securities for which a liquid market exists.

Borrowing Money. The Fund may, to the extent permitted under the 1940 Act, borrow money to meet redemption requests or for extraordinary or emergency purposes. Borrowing involves creating a liability requiring a Fund to pay interest. If a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if a Fund’s current investment income were insufficient to meet the interest expense of borrowing, it could be necessary to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Board. The Adviser will consider all relevant facts and circumstances to determine whether a Fund will lend securities. A Fund may not lend securities to any company affiliated with the Adviser. Each securities loan will be collateralized by cash, securities, or letters of credit. A Fund might experience a loss if the borrower defaults on the loan.

During the loan, the borrower must maintain with a Fund collateral in the form of cash or cash equivalents or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay a Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, a Fund may receive an agreed-upon interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan, or the Fund will be paid a premium. Loans are subject to termination at the option of a Fund or the borrower; at any time, the Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If a Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, a Fund would be required to repay the borrower out of the Fund’s assets.

Where voting rights concerning the loaned securities pass with the lending of the securities, the Adviser normally intends to call the loaned securities to vote proxies or to use other practicable and legally enforceable means to obtain voting rights when the Adviser believes a material event affecting the loaned securities will occur, or the Adviser otherwise believes it necessary to vote.

Operational Risk. Investing in the Fund involves operational risk from processing errors, human errors, inadequate or failed internal or external processes, systems and technology failures, personnel changes, and errors caused by third-party service providers. Any failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage, or other events that could adversely affect the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A cybersecurity breach refers to intentional and unintentional events that may cause the Fund to lose or compromise confidential, proprietary, or private personal information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary, or private personal information, or various other operational disruptions. Successful cybersecurity breaches of the Fund and the Fund’s investment adviser, distributor, custodian, transfer agent, or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund relies on third-party service providers for many day-to-day operations and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will successfully protect against cybersecurity breaches.

Economic and Regulatory Risks. Domestic and foreign governments and agencies often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include but are not limited to, lowering corporate and personal tax rates, and launching simulative government spending programs designed to improve the national economy or sectors thereof. Government agencies, including central banks, may pursue supporting policies that include but are not limited to setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies may also attempt to slow economic growth if the pace of economic growth is perceived as too great and poses a long-term risk to the economy or a sector thereof. In each instance, the actions may be less successful than anticipated or have unintended adverse consequences. Investor perception that such efforts are failing could negatively affect securities markets, resulting in higher interest rates, increased market volatility, and reduced value and liquidity of certain securities, including securities held by the Fund.

In addition, governments and agencies thereof may enact additional regulations or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potentially broad scope and sweeping nature of some regulatory actions, a regulatory action's potential impact on securities held by a Fund may be difficult to determine. It may not be fully known for an extended period. Accordingly, regulatory actions could adversely affect the Fund.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. A Fund’s portfolio turnover rate may vary from year to year and within a particular year and may be affected by cash requirements for redemption of shares. Higher portfolio turnover rates will result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about the Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy:

1. Borrowing Money. The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks temporarily. For example, a Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes.

2. Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as an underwriter, except that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. Real Estate. The Fund will not directly purchase or sell real estate. This limitation does not apply to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired because of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired by ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, provided that a Fund may lend its portfolio securities in an amount up to 33⅓% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For this limitation, the term “loans” shall not include purchasing a portion of an issue of publicly distributed bonds, debentures, or other debt securities.

7. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation does not apply to investments in tax-exempt obligations issued or guaranteed by the U.S. Government (including its agencies and instrumentalities) or state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) or repurchase agreements concerning it, or investments in registered investment companies; however, the Fund will consider, when current portfolio holdings information is available, the portfolio of underlying investment companies when determining compliance with its concentration policy.

Concerning the “fundamental” investment restrictions above, if a percentage limitation or standard is adhered to at the time of investment, a later increase or decrease in percentage or departure from the standard resulting from any change in value or net assets or other factors will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule and are monitored on an ongoing basis.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities. However, it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

Under current law as interpreted by the SEC and its staff, a Fund may borrow from (a) a bank, provided that immediately after such borrowing, there is an asset coverage of 300% for all borrowings of the Fund, or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund, under Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. A Fund’s limitation concerning issuing senior securities does not apply to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder. SEC Rule 18f-4 governs an investment company's use of derivatives and other similar transactions. Under Rule 18f-4, a Fund's trading of derivatives and other similar transactions that create future payment or delivery obligations is subject to value-at-risk leverage limits, derivatives risk management program, and reporting requirements unless the Fund satisfies a "limited derivatives users" exception that is included in the rule.

CALCULATION OF SHARE PRICE

For computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available; otherwise, at the mean of the most recently quoted bid and ask prices.

The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 under the 1940 Act, subject to its oversight. If market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith by the valuation designee by procedures adopted by the Board.

Fixed-income securities are normally valued based on the prices obtained from independent third-party pricing services approved by the valuation designee, which are generally determined with consideration given to institutional bid and last sale prices, other security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities.

U.S. Government securities are valued by independent third-party pricing services, the last traded fill price, or the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields, or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset, in which case it will be valued using independent third-party pricing services.

CLOs, CDOs, MBS, ABS, and other structured finance securities are valued using an independent third-party pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts are approximate to market value.

Equity securities listed or traded on a recognized U.S. securities exchange or the NASDAQ National Market System are generally valued based on the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business on the valuation date. ETFs and closed-end investment companies are valued at the last quoted sale price.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The futures contracts are valued based on the last sale price at 4:00 p.m. on the valuation date. If the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if a fair valuation would be more accurate.

The value of interest rate swap agreements entered into by a Fund is based on the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by a Fund are valued using an evaluated price provided by an independent third-party pricing service.

Typically, loans are valued using information provided by independent third-party pricing services that use broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan or is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued by the Adviser.

Trading in foreign securities markets is substantially completed each day at various times before the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars based on the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors, which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Trust’s and the Adviser’s Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.

A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation, including for securities and assets traded on foreign markets and securities and assets for which independent third-party pricing services provide market quotations as of a time that is before the time when the Funds determine their NAV. In each case, there can be no assurance that significant events will be identified.

One or more pricing services will be utilized to determine the fair value of the Fund's securities. The methods used by independent pricing services and the quality of valuations so established are reviewed by the valuation designee and the Fund’s administrator (“Ultimus” or the “Administrator”). Valuations provided by independent third-party pricing services are based on methods designed to approximate the amount a Fund could reasonably expect to receive upon selling the portfolio security or asset. When providing valuations to the Funds, independent third-party pricing services use various inputs, methods, models, and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. A Fund may also use third-party service providers to model certain securities to determine fair market value. While a Fund’s use of fair valuation is intended to result in the calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, a Fund cannot guarantee that any fair valuation will approximate the amount the Fund would realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value a Fund’s securities and assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, a Fund may not have the transparency to view the underlying inputs that support such quotes. Significant changes to a quote from a broker-dealer would result in significant changes in the security’s fair value.

Proportions of a Fund’s fair-valued investments vary from time to time, and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ fair valued holdings. Investors should consult these reports for additional information. For underlying funds in which the Funds may invest, additional information about the circumstances when those underlying funds may use fair value pricing may be found in each prospectus.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale continuously. Shares are sold and redeemed at their NAV, as determined after receipt of the purchase or redemption order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its assets.

The Fund reserves the right to pay for a redemption in securities rather than cash, known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of its shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of liquid securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that a Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s readily marketable securities to the redeeming shareholder within seven days after a Fund’s receipt of the redemption order in proper form. If a Fund redeems your shares in kind, you will bear the market risks of maintaining or selling the securities. In addition, when you sell these securities, you bear the risk that the securities have become less liquid and are difficult to sell. You also will pay any taxes and brokerage charges associated with selling the securities.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their accounts as often as they wish. When an investor invests in a Fund, a shareholder account is opened following the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking accounts. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the NAV on or about the fifteenth or the last business day of the month or quarter, or both. The shareholder may change the investment amount or discontinue the plan by writing to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund in which you are invested, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for managing and supervising of the Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement, or removal from office. The Trustees, in turn, elect the officers of the Trust to supervise the Trust’s day-to-day operations actively. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Board oversees the management of the Trust under the laws of the State of Delaware and applicable federal law. There are currently four Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Following are the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served, and their principal occupation(s) during the past five years, and any other directorships held by the Trustee.

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex* overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees
Richard C. Butt Year of Birth: 1956	Trustee since inception	Consultant (2023 – Present); Chief Financial Officer, Greenbacker Group LLC, Greenbacker Renewable Energy Company LLC and affiliated entities (2013 - 2022).	2	New Age Alpha Trust (2020 - 2023)
Colin W. Devine Year of Birth: 1959	Trustee since inception	Principal, C. Devine & Associates (consulting services to the insurance and investment management sectors) (2012 – Present); Research Fellow, Alliance for Lifetime Income (2016 - Present).	2	None.
Jeremy O. May Year of Birth: 1970	Trustee and Chairman since inception	Chief Executive Officer, Paralel Technologies LLC (2020 - Present); Chief Operating Officer, Magnifi LLC (2020 - Present); Director, University of Colorado Foundation (2006 - Present); Director, A.V. Hunter Trust (2018 - Present); various positions at ALPS Holdings, Inc. (1995 - 2019), including President of ALPS Fund Services, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., and Executive Vice President of ALPS Advisors, Inc. and ALPS Holdings, Inc.	2	Russell Investment Company and Russell Investment Funds (40 funds) (since 2021); Bow River Capital Evergreen Fund (since 2021); New Age Alpha Trust (2020 – 2023); Reaves Utility Income Fund (2009 – 2021); ALPS Series Trust (2015 - 2021); RiverNorth Opportunities Fund (2017 - 2019).
Interested Trustee
Armen Arus** Year of Birth: 1972	Trustee since inception	Co-Founder and Chief Executive Officer, New Age Alpha, LLC (2018 - Present); Chief Executive Officer, New Age Alpha Advisors, LLC (2019 - Present)	2	New Age Alpha Trust (2020 -2023)

* Each Trustee also serves on the board of trustees of New Age Alpha Funds Trust. Together with the Trust, these funds are referred to as the Fund Complex.

** Mr. Arus is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the Adviser.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years
Executive Officers:
Keith D. Kemp Year of Birth: 1960	Since Inception	President and Treasurer	Managing Director, New Age Alpha, LLC (2019 - Present); Director, New Age Alpha Fund SPC, Ltd. (2020 - Present); Director, New Age Alpha Master Fund SPC, Ltd. (2020 - Present); Treasurer, Transparent Value Trust (2010 - 2019); Assistant Treasurer, Guggenheim Funds Trust, Guggenheim Variable Funds Trust and Rydex Series Funds (2016 - 2019); Managing Director, Guggenheim Investments (2015 - 2019).
Brian Curley Year of Birth: 1970	Since inception	Assistant Treasurer	Vice President, Ultimus Fund Solutions, LLC (2020 - Present); Vice President, Gemini Fund Services, LLC (2015 - 2020).
Charles Black Year of Birth: 1979	Since inception	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Vice President and Head of Compliance Services (2021 - Present) and Director of Compliance Services (2019 - 2021) at CCO Technology, LLC (d/b/a Joot); Senior Compliance Officer, Ultimus Fund Solutions, LLC (2015 - 2019); Chief Compliance Officer, Ultimus Managers Trust (2016 - 2019).
Bernard Brick Year of Birth: 1974	Since inception	Secretary	Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (since December 2022); Vice President and Senior Counsel, State Street Bank and Trust Company (2011 – December 2022).
Michael Semack Year of Birth: 1970	Since inception	Assistant Secretary	Senior Managing Director, General Counsel, and Chief Compliance Officer, New Age Alpha, LLC and New Age Alpha Advisors, LLC (since 2018).

Leadership Structure and Qualifications of Trustees

The Board consists of four Trustees, including three Independent Trustees. The Board is responsible for overseeing the Trust’s series or funds. The Board is responsible for overseeing the investment adviser and the Trust’s other service providers in the operations of the Trust under the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year, usually in person (although meetings may be telephonically as permitted by the 1940 Act). In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any management representatives.

Board Leadership. The Board is led by its Chairman, Jeremy May, who is also an Independent Trustee. The Chairman presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information management provides to the Trustees. The Chairman works closely with Trust counsel and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the Fund’s daily operations, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairman and all Trustees being Independent Trustees, is appropriate and in the Trust’s best interests. The Board is comprised of trustees with a diversity of experience, knowledge, and skills, including familiarity with investment companies and their advisers. Further, the Board chairman is independent and has extensive experience as a portfolio manager. The Board also believes its leadership structure facilitates the orderly and efficient flow of information from Trust management to the Independent Trustees.

Board Committees. The Board has established the following standing committees:

Audit Committee. All the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent registered public accountants on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates under an Audit Committee Charter and meets periodically as necessary. Richard Butt is the Chairperson of the Audit Committee and presides at its meetings.

Nominating and Corporate Governance Committee (the “Nominating Committee”). The Nominating Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees. In selecting and nominating persons to serve as Independent Trustees, the Nominating Committee will not consider nominees recommended by shareholders of the Trust unless required by law. All the Independent Trustees are members of the Nominating Committee. Colin Devine is the Chairperson of the Nominating Committee and presides at its meetings.

Qualifications of the Trustees. The Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Committee believes contribute to the oversight of the Trust’s affairs. Based on each Trustee’s experience, qualifications, attributes, or skills on both an individual basis and in combination with the other Trustees, the Board has concluded that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table and as follows:

Independent Trustees

Richard C. Butt. Mr. Butt previously served as the Chief Financial Officer of Greenbacker Group LLC, Greenbacker Renewable Energy Company LLC, and their affiliates from November 2013 through December 2022. Mr. Butt has held a variety of senior management positions for global investment and financial institutions throughout his career, including President and Chief Executive Officer of P3 Global Management  LLC, a firm focused on investing in municipal infrastructure assets, from July 2012 to August 2013, and President of Macquarie Capital Investment Management LLC from August 2006 to January 2011. Mr. Butt is a Certified Public Accountant (Inactive) and previously worked at PricewaterhouseCoopers LLP and KPMG. Mr. Butt holds a B.A. in Management Science from Duke University.

Jeremy O. May. Mr. May is the Chief Executive Officer of Paralel Technologies LLC and the Chief Operating Officer of Magnifi LLC, both fintech companies providing technology to asset management and wealth management companies. Mr. May also has nearly 20 years of experience serving on the boards of investment companies, including registered closed-end and open-end funds. Mr. May serves on the Board of Directors of the University of Colorado Foundation and is Chairman of the Finance and Operations Committee. Mr. May also serves on the Board of Directors of the A.V. Hunter Trust, the oldest private foundation in Colorado. From 1995 through June 2019, Mr. May worked for ALPS Holdings, Inc. Mr. May was President of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc. and was Executive Vice President of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May holds a B.S. in Business Administration from the University of Colorado.

Colin W. Devine. Mr. Devine is the Principal at C. Devine & Associates, advising high-growth InsurTech and technology-enabled service businesses. Mr. Devine has more than 30 years of experience in the insurance and investment management industries. He is also a Research Fellow for the Alliance for Lifetime Income, an affiliation of 24 leading financial services companies focused on helping to educate Americans on the risk of outliving their savings so they can enjoy their retirement lives. Mr. Devine serves on the board of Clearwater Marine Aquarium, a non-profit organization based in Clearwater, Florida. Mr. Devine is a Chartered Financial Analyst, Chartered Professional Accountant, and a Certified Financial Planner. He holds an MBA in Finance from the Schulich School of Business at York University and a Bachelor of Science in Biology from the University of Guelph.

Interested Trustee

Armen Arus. Mr. Arus is the Co-Founder and Chief Executive Officer of New Age Alpha, LLC, the parent company of the Adviser, and the Chief Executive Officer of the Adviser. Mr. Arus was the Co-Founder and Co-Chief Executive Officer of Transparent Value, LLC and Transparent Value Advisers, LLC from June 2003 to July 2017, where he developed and introduced a groundbreaking, unique, and powerful “Required Business Performance” investment process that combined the alpha-generating potential of active fundamental research with the fully transparent, rules-based methodology of index portfolios. Mr. Arus served as President of Transparent Value Trust from 2010 to 2015. Mr. Arus holds a B.S. in Business from New York University.

References above to the qualifications, attributes and skills of Trustees are under requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or the Board by reason thereof.

Risk Oversight. The daily business of the Funds, including the management and administration of the Funds and the risks arising from the Funds’ investments and operations, is performed by third-party service providers, primarily the Adviser and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and, thus, has oversight responsibility concerning the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk, operational risk, and the overall business risk relating to the Funds. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could adversely affect the Funds' business, operations, investment performance, or reputation. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures, and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and, consequently, for managing risks associated with that activity. Each of the Adviser, the Distributor, and other service providers has its independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions, and business models. Accordingly, Board oversight of different types of risks may be handled differently. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board oversees risk management for the Funds directly and through its established committee structure, including the Audit Committee and the Nominating and Governance Committee. These committees assist in the Board’s oversight functions, including its oversight of each Fund’s risks. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. Each committee reports its activities to the Board regularly, as applicable. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer and its independent registered public accounting firm, as applicable. In this connection, the Board requires the Trust's officers to report various matters at regular and special meetings of the Board and its committees, including matters relating to risk management. At least annually, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Funds. Concerning valuation, the Adviser serves as the valuation designee in performing fair value determinations of the Funds’ securities and other assets under Rule 2a-5 under the 1940 Act. The Board has approved the Funds’ valuation policy and procedures and the Adviser’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Funds’ securities and other assets, which the Board periodically reviews. At least annually, the Board reviews a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and receives periodic and prompt reporting on fair value matters from the valuation designee under the Trust’s valuation policy and procedures. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”), which is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board oversees the Funds’ use of derivatives under Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, concerning each Fund that is not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Funds. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and more frequent reports regarding certain derivatives risk matters. For each Fund that is classified as a limited derivatives user fund (each a “LDU Fund”), the Board oversees the Fund’s derivatives risks through, among other things, receiving written reports by the Adviser regarding any LDU Fund’s exceedance of the derivatives exposure threshold outlined in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information on a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, Distributor, and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that the Adviser advises. The role of the Board and any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust's investments, operations, or activities. As a result of the preceding and other factors, the Board’s risk management oversight is subject to limitations. The Board may change how it administers its risk oversight function at any time and its discretion.

Trustees’ Ownership of Fund Shares. As of the date of this SAI, none of the Trustees own shares of the Fund because the Fund has not yet commenced operations.

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or the Distributor.

Trustee Compensation. No director, officer, or employee of the Adviser or the Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives a $60,000 annual retainer, payable quarterly in either cash or shares of the Funds, for serving as an Independent Trustee of the Fund Complex. The Fund Complex reimburses each Trustee and officer for their travel and other expenses incurred by attending meetings. Trustee compensation for the Fund Complex’s initial fiscal year is anticipated to be as follows:

Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from All Funds Within the Fund Complex
Independent Trustees
Richard C. Butt	[TBD]	None	None	$60,000
Colin W. Devine	[TBD]	None	None	$60,000
Jeremy O. May	[TBD]	None	None	$60,000
Interested Trustee
Armen Arus	None	None	None	None

Principal Holders of Voting Securities. Because the Fund is available as investment for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with, and in proportion to, voting instructions received by owners of the Variable Contracts. A small number of Contract Holders could therefore determine whether Fund proposals are approved.

As of the date of this SAI, the Trustees and officers of the Trust, as a group, beneficially owned (i.e., had direct or indirect voting and/or investment power) less than 1% of the then-outstanding shares of the Fund. As of the date of this SAI, no persons were deemed to be control persons or principal shareholders of the Fund because the Fund has not commenced operations.

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. Those shareholders’ votes could have a more significant effect on matters presented at a shareholders’ meeting than the votes of other shareholders.

INVESTMENT ADVISER

New Age Alpha Advisors, LLC (d/b/a New Age Alpha), serves as the investment adviser to the Fund according to the Advisory Agreement dated May 21, 2024. Subject to the Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser was organized in 2018 and provides investment advisory services.

The Advisory Agreement is effective for annual terms so long as such renewal is specifically approved by the Board or by a vote of a majority of the applicable Fund’s outstanding voting securities, provided a majority of the Independent Trustees also approve the continuance. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Under the Advisory Agreement, for its services, the Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.75% of the average daily net assets of the Fund up to $500 million, 0.725% of the average daily net assets of the Fund over $500 million up to $1 billion, 0.70% of the average daily net assets of the Fund over $1 billion up to $1.5 billion, 0.65% of average daily net assets of the Fund over $1.5 billion up to $2 billion, 0.60% of the average daily net assets of the Fund over $2 billion up to $2.5 billion, 0.55% of the average daily net assets of the Fund over $2.5 billion up to $3 billion, and 0.50% of the average daily net assets of the Fund over $3 billion.

Under an amended expense limitation agreement between the Trust and the Adviser (the “Expense Limitation Agreement”), the Adviser has contractually agreed, until April 30, 2026, to reduce the Management Fee and reimburse other expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Fund, Acquired Fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.91% of the average daily net assets of the Fund. Before April 30, 2026, the Expense Limitation Agreement may be modified or terminated only with the approval of the Board. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

The Adviser manages the Fund’s investments per the Fund’s stated investment objective and policies, subject to the oversight of the Board. The Adviser is responsible for investment decisions and provides the Fund with portfolio managers to execute purchases and sales of securities and investments. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty concerning receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount outlined in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Managers

The Fund is managed by Armen Arus, Julian Koski, Hugo Chang, and Konstantin Tourevski (collectively, the “Portfolio Managers”), who have joint responsibility for daily implementing investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of, and total assets in, such other accounts as of December 31, 2023.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Armen Arus	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$195.9 million	2	$195.9 million
	Other Accounts	0	$0	0	$0
Julian Koski	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$195.9 million	2	$195.9 million
	Other Accounts	0	$0	0	$0
Hugo Chang	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Konstantin Tourevski	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$195.9 million	2	$195.9 million
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest

Other Accounts. The Portfolio Managers’ management of other pooled investment vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where an Other Account has the same investment objective as a Fund, is compared to the same index as the Fund, or otherwise holds, purchases, or sells securities that are eligible to be held, purchased, or sold by the Fund. In such conditions, the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing, and market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of the Other Accounts and the disadvantage of a Fund or vice versa. Further differences in the compensation structures of the Adviser with the Other Accounts may give rise to a conflict of interest by creating an incentive for the Portfolio Managers to allocate investment opportunities they believe might be the most profitable to the client accounts where the Adviser might benefit the most from the investment gains. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Investment Opportunities. A Fund’s investment objectives, strategies, and restrictions may be the same or substantially similar to one or more Other Accounts. As a result, the Adviser must allocate investment opportunities between a Fund and those Other Accounts. In many cases, the Fund and Other Accounts may all participate in opportunities to buy or sell a liquid security, and the Adviser will buy or sell the same security for the Fund and Other Accounts simultaneously. However, this may not always be the case: the Adviser may determine to buy or sell different securities for some accounts than other accounts or buy or sell the same securities for some accounts at different times or in different proportions than others. This may be due to, among other things, limitations on the availability of particular opportunities, differences in investment objectives or strategies, other factors affecting the appropriateness or suitability of particular transactions for particular accounts, differences in accounts’ cash availability or ability to borrow, and/or differences in redemptions or withdrawals or new share purchases or capital contributions. As a result, at any time a Fund’s portfolio may differ from that of Other Accounts with similar or overlapping investment objectives or strategies.

Compensation

The Portfolio Managers are not compensated directly by the Fund. Rather, they receive a salary from the Adviser. As such, the performance and asset levels of the Fund will directly affect the profits of the Adviser (and indirectly the total compensation paid to the Portfolio Managers).

Ownership of Fund Shares

The table below shows the value of shares of the Fund beneficially owned by a Portfolio Manager of the Fund as of December 31, 2023, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of a Fund
Armen Arus	A

Julian Koski	A

Hugo Chang	A

Konstantin Tourevski	A

PORTFOLIO TRANSACTIONS

Under the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and per the Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the OTC market are principal transactions with dealers. Concerning the OTC market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better prices and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek the best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is the prompt execution of orders effectively at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for equity transactions on behalf of a Fund. The information so received is in addition to and not instead of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both the Fund and other clients. Conversely, supplemental information obtained by placing brokerage orders with other clients may be useful to the Adviser in carrying out its obligations to the Fund. While the Adviser seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the preceding, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission above that which another broker might have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received through written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research-related (i.e., not related to the making of investment decisions). Where a research product or service has mixed-use, the Adviser will make a reasonable allocation according to its use and pay for the non-research function in cash using its funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distributing shares of the Fund according to a Distribution Agreement. The Distributor is obligated to sell shares of the Fund on a best-efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public continuously. The Distributor is compensated for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus.

By its terms, the Distribution Agreement is effective for an initial term of two years. It will continue annually if (1) the Board approves such renewal or (2) by a vote of the majority of a Fund’s outstanding voting shares, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated at any time, on 60 days’ written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Adviser pays the Distributor [$ ] annually for its services to the Fund.

Distribution Plan. The Fund has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will compensate the Distributor for distribution and other services provided to the Fund, its activities and expenses related to the sale and distribution of the Fund and ongoing services to the investors in the Fund. Under the Plan, the Distributor receives from a Fund a fee at the annual rate of 0.25% of that Fund’s average daily net assets (without regard to expenses incurred). The Distributor may pay up to the full amount of this fee to third parties that make available Fund shares and/or provide services to the Fund and its shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

Services may include: teleservicing support in connection with the Fund; delivery and responding to inquires with regard to the Fund’s Prospectus and/or SAI, reports, notices, proxies and proxy statements and other information respecting the Fund (but not including services paid for by the Fund such as printing and mailing); facilitation of the tabulation of variable contract owners’ votes in the event of a meeting of Fund shareholders; maintenance of variable contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Fund, or the transfer agent as may be reasonably requested; provision of support services including providing information about the Fund and answering questions concerning the Fund, including questions respecting variable contract owners’ interests in the Fund; provision and administration of variable contract features for the benefit of variable contract owners participating in the Fund including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

The amount of fees paid by a Fund during any year may be more or less than the cost of distribution and other services provided to that Fund and its investors. Rules issued by the Financial Industry Regulatory Authority (“FINRA”) limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

The Plan requires that the Distributor provide the Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made. Prior to approving the Plan, the Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan will continue from year to year with respect to the Fund, provided that such continuance is specifically approved at least annually by a vote of a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of Distribution Agreement or the Plan (“12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such continuance or as otherwise permitted by the SEC. The Plan may not be amended to increase materially the amount to be spent for distribution thereunder without approval of the relevant shareholders as required under the 1940 Act and by the Trustees in the manner described above. The Plan is terminable with respect to a Fund at any time, without the payment of any penalty and upon notice as required thereunder, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the Fund’s shareholders as required under the 1940 Act. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned.

The 12b-1 Plan is a “compensation plan” which means that all amounts generated under the 12b-1 Plan are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Fund. The Distributor is the principal underwriter of the Fund. Because all the 12b-1 payments are made to the Distributor, the Fund pays no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Fund to pay for these services and activities.

Revenue Sharing. The Adviser (or its affiliates) may participate in arrangements whereby it compensates, out of its own resources and at no additional cost to the Fund or the Fund’s shareholders, financial representatives who sell variable life insurance policies and variable annuity contracts that invest in the Trust. Such payments, commonly referred to as “revenue sharing,” do not increase the Fund’s expenses and are not reflected in the fees and expenses listed in the fees and expenses section of the Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Fund or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of your variable life insurance or variable annuity contract or through a financial representative. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund. Such compensation is in addition to any Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Fund to such intermediaries. The advisability of continuing to make these payments is generally periodically assessed.

These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant, and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, fund accountant (the “Fund Accountant”), and Transfer Agent to the Fund under a Master Services Agreement dated [     , 2024] (the “MSA”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the MSA, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;

●	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

●	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assist and advise the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed under the MSA. The MSA has an initial term of three years and then renews automatically unless terminated under the contractual provisions. The MSA provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the MSA relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian. Brown Brothers Harriman & Co. (the “Custodian”), located at 40 Water Street, Boston, Massachusetts 02109, serves as custodian to the Fund under a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm. Cohen & Co., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund, and it audits the annual financial statements of the Fund and assists in preparing the Fund’s federal, state, and excise tax returns for the fiscal year ending December 31, 2024 and 2025.

Legal Counsel. FinTech Law, LLC, 6224 Turpin Hills Drive, Cincinnati, OH 45244, serves as the Trust's legal counsel.

Compliance Consulting Agreement. Under the terms of a Compliance Consulting Agreement with the Trust, CCO Technology, LLC (d/b/a Joot) provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. Joot is a subsidiary of FinTech Law.

GENERAL INFORMATION

Other Payments by the Fund. The Fund may enter into agreements with financial intermediaries. The Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made according to such agreements are based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made according to such agreements may be in addition to, rather than instead of, distribution fees the Fund may pay to financial intermediaries under the Fund’s distribution plan, if any.

Other Payments by the Adviser. The Adviser or its affiliates, in their discretion, may make payments from their resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor, or shareholders through the financial intermediary’s retail distribution channel and fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services or arrange with a third-party to perform the services.

The Adviser or its affiliates may also make payments from their resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue-sharing payments may be negotiated based on various factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees concerning purchases of shares or the provision of shareholder services.

Description of Shares. The Trust was organized as a Delaware statutory trust on February 20, 2024. The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of the Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the Fund’s net assets, after considering additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that series or separate class and be subject to its liabilities. Share certificates representing shares will not be issued.

The Trust is an entity commonly known as a Delaware statutory trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for their willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. As a separate series of the Trust, the Fund votes separately on matters affecting only that Fund. Shareholders of each Class of the Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders. Still, approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. If such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting. Regarding Board operations, actions may be taken without a meeting if the majority consents in writing. Also, Trustees are not expected to devote full time to Trust affairs and may be interested in other businesses or ventures.

Under the Declaration of Trust, the Board has the power to manage the Trust’s business. The Board has the authority to engage in transactions, execute contracts, and perform necessary actions to administer the Trust. The Board has unrestricted control over the Trust’s assets and business. Decisions are deemed effective if approved by a majority of the trustees. Although Delaware law allows a statutory trust to eliminate or alter the trustees’ fiduciary duties and replace them with standards outlined in the Declaration of Trust, such provision may not be consistent with federal securities laws and the SEC’s views on the trustees’ fiduciary duties. Accordingly, nothing in the Declaration of Trust modifying, restricting, or eliminating the duties or liabilities of Trustees shall apply to or in any way limit the duties or liabilities of Trustees concerning matters arising under federal securities laws.

Derivative Claims of Shareholders. The Trust’s By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must first meet the requirements of Section 3816 of the Delaware Act, which requires that the shareholder own shares at the time of the transaction or event in question and when the claim is made. Additionally, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the preceding sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue. A Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand because such Trustee receives remuneration for his service on the Board or the boards of one or more Trusts under common management with or otherwise affiliated with the Trust. Section 3816 of the Delaware Act requires that the shareholder’s complaint detail its efforts to get the Board to bring the action. Section 3816 allows a shareholder to bring an action in the Court of Chancery only. Neither Section 3816 nor the Trust’s Declaration of Trust apply to claims under federal securities laws.

For claims under federal securities laws that supersede Delaware, the Trust’s Declaration of Trust and Bylaws provisions do not apply to such claims.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a code of ethics (each a “Code” and collectively, the “Codes”) designed to prevent their respective personnel subject to the Code of Ethics from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by a Fund (which securities may also be held by persons subject to the Codes). These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of a Fund’s planned portfolio transactions. Each of these parties monitors compliance with its respective Code.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A and Appendix B, respectively. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities during the prior twelve months ended June 30th is available without charge upon request by calling [ ] or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board has adopted a policy to govern the circumstances under which disclosure regarding securities purchased, sold, and held by the Fund (“Portfolio Securities”) may be made to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage a Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of the Codes under Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for officers that requires the chief executive officer and CFO of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

Public disclosure regarding Portfolio Securities is made:

●	The Fund posts its top-ten holdings shortly after each quarter-end to insurance companies who include the Fund in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

●	Following the end of each calendar quarter, the Fund will publicly disclose information regarding Portfolio Securities as of such quarter-end as a list of the top 5 long and short holdings (as applicable) or a list of the top 10 holdings, posted on the Fund’s website or in advertising material that is posted on the Fund’s website. This information is available within 30 days of the end of the calendar quarter and will remain available until the next quarterly Portfolio Securities report is posted.

●	In the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased, or sold by the Fund. Official Reports are available to shareholders at no charge, by calling toll-free [ ] or visiting the Fund’s website at www.naafunds.com.

●	Information regarding Portfolio Securities and other information regarding the Fund’s investment activities, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure is approved and monitored by the Trust’s CCO. Each disclosure arrangement has been authorized by the Fund and the Adviser per the Fund’s disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Fund and that each organization is subject to a duty of confidentiality.

●	The Trust’s CCO may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of the Fund.

●	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants, printers/typesetters, N-PORT and N-CEN vendors, pricing and liquidity vendors and consultants, or to brokers and dealers through which a Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information and information regarding the frequency of access to and limitations on using portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of Semi-Annual and Annual Reports	Contractual and Ethical
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical
N-PORT and N-CEN Vendors	Monthly or Annually	Contractual and Ethical
Pricing and Liquidity Vendors	Daily	Contractual and Ethical

Contractual restrictions are limitations explicitly stated in a contract between the mutual fund and the service provider. The service provider is legally obligated to adhere to these restrictions, and violating them can lead to legal consequences. For example, a contractual restriction might prohibit the service provider from sharing the portfolio information with third parties. Ethical restrictions are limitations based on ethical guidelines or industry best practices. They may not be legally binding, but service providers are expected to adhere to them out of professional responsibility and integrity. For example, an ethical restriction might discourage using non-public information for personal gain. Certain service providers may be subject to one or both types of restrictions based on the nature of their services, the sensitivity of the information they handle, and the potential risks involved. For instance, a service provider handling highly sensitive information might be subject to contractual and ethical restrictions to ensure maximum information protection.

Such disclosures may be made without the approval of the Trust’s CCO because the Board has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

●	The Trust’s CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Trust’s CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Trust’s CCO must inform the Board of any such arrangements that the Trust’s CCO approves and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

●	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Fund.

Other Expenses. In addition to the Management Fee, the Fund pays all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and its legal counsel; fees of the Administrator, Distributor, and Transfer Agent, the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, SAIs and supplements to it; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations affecting the Fund and its shareholders. There is no attempt to present a detailed explanation of the Fund's or its shareholders' tax treatment, nor does the information cover all U.S. federal income taxation that might be relevant to beneficial owners of Fund shares. The discussions here and in the Prospectus are not a substitute for careful tax planning. They are based on the current Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change by legislative, judicial, or administrative action; such changes can even be retroactive. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or another qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

Shareholders are advised to consult their tax advisors regarding their tax situations.

No Fund has requested, nor will any Fund request, an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations affecting investments in such a Fund.

Qualification as a Regulated Investment Company (“RIC”). Qualification as a RIC under the Code requires, among other things, that the Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. A Fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in the redemption of Fund shares, and such income and gains will be deemed to have been distributed by the Fund for purposes of the distribution requirements described above. This may reduce the amount of income and gains that the Fund must distribute to shareholders for the fund to avoid federal income tax and excise tax and may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders, and since the amount of undistributed income and gains will be reflected in the value of the Fund’s shares, the total return on a shareholder’s investment will not be reduced because of the Fund’s distribution policy. The IRS has not published any guidance concerning the methods to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a Fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such Fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures concerning stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The Fund may retain all or a portion of its net capital gain for investment (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes as long-term capital gain their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly considering two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract for a commodity index does not qualify for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit the Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. The Fund will account for any investments in commodity derivative transactions as it deems appropriate; however, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership, which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that meets certain qualifying income requirements but derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC concerning items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid for each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21%, and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve months ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared rather than the year in which the distributions are received. The Fund intends to distribute or be deemed to have distributed substantially all its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will not be required to pay the Excise Tax. A Fund may, in certain circumstances, be required to liquidate its investments to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in certain instances, if warranted, a Fund may choose to pay the Excise Tax instead of making an additional distribution.

Capital Loss Carryforwards. For capital losses realized for a tax year of a Fund that exceeds the Fund’s capital gains for such years, the Fund may carry such excess capital losses forward indefinitely. The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year. The excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used slower, reducing a Fund’s ability to offset capital gains with those losses. An increase in taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience or has not already experienced an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss for appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, futures or forward contract, or other transactions identified in U.S. Treasury regulations) in the property while holding an appreciated financial position in the substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is a short sale, acquiring the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The preceding will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during those 60 days is such Fund’s risk of loss regarding the position reduced because of certain specified transactions for the substantially identical or related property, such as having the option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post- October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position concerning such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains not described in the preceding sentence.

Wash Sales. In certain circumstances, a Fund may be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. A Fund may make short sales of securities. Short sales may increase the short-term capital gain realized by a Fund, taxed as ordinary income when distributed to its shareholders. Short sales may also be subject to the “Constructive Sales” rules discussed above.

Other Regulated Investment Companies. The character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders if the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the preceding rules and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a PFIC or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents, and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received concerning such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred concerning a PFIC. Payment of this tax would, therefore, reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”) instead of the tax and interest obligation described above on excess distributions; such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid the imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Under the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains concerning that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without concurrent cash receipt.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases, elections may be available that would alter this treatment. Still, such elections could harm a Fund by creating current income recognition without concurrent cash recognition. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund of funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year) and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS under which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. The Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass through” for the year, if any.

A credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to their total foreign source taxable income. For this purpose, if a pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income and certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

Contract Owner Taxes. Since individual Contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract owner level. The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Fund. State and local taxes vary.

The Fund also intends to comply with diversification regulations under Section 817(h) of the Code that apply to mutual funds underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. An alternative asset diversification test may be satisfied under certain circumstances.

The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the investor control requirements, the Contract holders would be treated as the owners of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the Contract holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the Fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are taxable and must be reported by each shareholder required to file a federal income tax return. Distributions over a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in their Fund shares and then as a capital gain.

For federal income tax purposes, distributions of net investment income are taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for the dividends received deduction or for qualified dividend income purposes as described below.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for several reasons, including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and, therefore, eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if a certain holding period and other requirements are met.

For corporate shareholders, a portion of the dividends a Fund pays may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year. It cannot exceed the gross dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding periods and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period, generally 46 days during 91 days beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than 46 days, then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

When you purchase Shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return on your investment, would be taxable and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

If more than 50% of a Fund’s total assets are invested in foreign securities at the end of a fiscal year, the Fund may elect to pass you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “instead of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions – Securities Lending” below.

Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that a Fund must meet. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., GNMA or FNMA obligations), does not qualify for tax-free treatment. The rules on the exclusion of this income are different for corporations.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are paid in January of the following year. Shareholders will be advised annually on the U.S. federal income tax consequences of distributions made (or deemed made) during the year per the IRS's guidance.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions, including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their tax advisors for more information.

Purchases of Fund Shares. Before purchasing shares in a Fund, the impact of dividends or distributions expected to be declared but not paid should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund before the record date will reduce the per-share NAV by the per-share amount of the dividend or distribution. To the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is a return of capital.

Sales, Exchanges, or Redemptions. Upon the disposition of shares of a Fund (whether by redemption, sale, or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) to determine the amount of gain or loss on the disposition. It will be treated as incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within 61 days, beginning 30 days before and ending 30 days after the disposition date. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder concerning such shares unless the Fund declared exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributed such dividends on a monthly or more frequent basis. Capital losses are deductible only against capital gains, except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from selling or exchanging a Fund’s shares.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes. State and local laws often differ from federal income tax laws concerning treating specific items of income, gain, loss, deduction, and credit. Shareholders are urged and advised to consult their tax advisors for more information.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor concerning dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over the net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the preceding, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Such distribution will be subject to the federal income tax, reporting, and withholding requirements applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and the character of such distributions (e.g., ordinary income or USRPI gain), will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon redemption of shares by a greater-than-5% shareholder that is a foreign person and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is required concerning amounts paid in the redemption of shares of a fund if the fund is a domestically controlled qualified investment entity or, in certain other limited cases, if a fund (whether domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income the Fund distributes. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. To qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% concerning that shareholder on Fund dividends and distributions and the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA, related intergovernmental agreements, or other applicable laws or regulations. Each investor is urged to consult their tax advisor regarding the applicability of FATCA and any other reporting requirements concerning the investor’s situation, including investments through an intermediary.

Foreign Bank and Financial Accounts and Foreign Financial Assets Reporting Requirements. A shareholder that directly or indirectly owns more than 50% by vote or value of a Fund is urged and advised to consult its tax advisor regarding its filing obligations concerning FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder of a Fund may also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in the residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their tax advisors to determine the applicability of these regulations, considering their circumstances.

Shareholders are urged and advised to consult their tax advisor concerning the tax consequences of an investment in a Fund, including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS

The Fund’s audited financial statements will be incorporated by reference herein after each fiscal year end once the Fund commences operations.

APPENDIX A

NEW AGE ALPHA VARIABLE FUNDS TRUST

PROXY VOTING POLICIES AND PROCEDURES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of New Age Alpha Variable Funds Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment adviser to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Audit Committee (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee.

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6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISER’S VOTING PROCEDURES

The Trust acknowledges that the Investment Adviser to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending. If a Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

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APPENDIX B

New Age Alpha Advisors, LLC

Proxy Voting Policy

A.             Overview. This Proxy Voting Policy (“Policy”) set forth the responsibilities of all employees of New Age Alpha Advisors, LLC (the “Company”) with respect to proxy voting on behalf of the Company’s clients who have delegated and authorized the Company to vote proxies on their behalf. This Policy has been adopted by the Company with the purpose of ensuring that the Company votes proxies in the best interests of its clients, consistent with its fiduciary duty, and in compliance with Advisers Act Rule 206(4)-6. This Policy does not describe every regulatory and compliance requirement applicable to proxy voting but establishes general policies and procedures. Any questions about this Policy or about proxy voting by the Company should be directed to the Company’s Chief Compliance Officer (“CCO”).

B.              Fiduciary Duty. Fiduciaries are obligated to vote proxies in an informed and responsible manner. A fiduciary who fails to vote, casts a vote without considering the impact of the question, or votes blindly with management on non-routine governance issues (e.g., a change in firm capitalization) may violate its fiduciary duty.

C.              Third-Party Vendor for Proxy Voting. The Company has contracted with a third- party vendor of proxy voting services, ISS, to provide recordkeeping services and recommendations for voting proxies. Periodically, the CCO will review proxies and confirm that voting for the proxies has been properly completed by ISS.

The Company will take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the securities held in client accounts, considering all relevant factors and without giving undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote. The financial interest of clients is the primary consideration in determining how proxies should be voted.

The Company utilizes the services of ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The proxy voting guidelines are set forth in the ISS guidelines that the Company uses in voting specific proposals. Absent any conflicts of interest, the Company will usually vote proxies in accordance with the recommendations of ISS. However, the Company may deviate from the guidelines if it is determined to be in the best interest of the client, or if required to deviate under applicable law, rule or regulation.

D.           Conflicts of Interests. An adviser may have a number of conflicts that can affect how an adviser votes proxies. For example, an adviser (or its affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm the adviser’s relationship with the company. The adviser may also have business or personal relationships with participants in proxy contest, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative who serves as director or executive of a company. An adviser’s employee involved in proxy voting may also personally hold a concentration of stock or have other vested interests in the corporations in which stock is held.

With respect to every proxy vote that it is required to take, the Company will assess whether a conflict exists between what is in the client’s best interest and the Company’s best interest. Any Company personnel who are aware of any conflict of interest with respect to voting on a particular proxy shall promptly report such conflict to the CCO. The CCO shall, after completion of a review of the matter, determine whether the conflict is material, and even if immaterial, the manner in which the conflict shall be handled such that voting is in accordance with the best interest of the client(s). Measures to be taken may include:

1.	Excluding Company personnel with a material conflict of interest from participating in the voting;

2.	Disclosing the conflict and securing client consent prior to voting;

3.	Tendering the proxy to client for client to vote;

4.	Delegating, with client’s written consent, voting to an independent third party qualified for voting;

5.	Voting in accordance with the recommendation of an independent third party, with client’s written consent;

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6.	Casting the vote in accordance with a predetermined policy applicable to the matter presented to shareholders for voting such that there was little or no discretion with respect to voting on the part of the Company as adviser.

E.              Documentation. All material conflicts of interest shall be documented, including a general description of the conflict and how the conflict was addressed, to ensure and demonstrate that the decision to vote was based on the client’s best interest.

CCO. The CCO shall (1) help ensure that appropriate proxy voting records are maintained; (2) respond to any client requests for information regarding how the Company voted with respect to such client’s securities or requests for copies of the Company’s Proxy Voting Policy.

G.              Recordkeeping. The Company shall, with regard to its exercise of voting authority with respect to client securities, make and retain the following:

1.	The Company’s Proxy Voting Policy;

2.	Other material Company proxy voting documents and records, such as proxy statements the company receives, if any, Proxy Voting Committee meeting minutes, internal audits, and logs related to the tracking and recording of compliance with or any deviation from this Policy;
3.	Written client requests for information on how the adviser voted proxies on behalf of the requesting client;

4.	Records of each vote cast on behalf of a client. Official records may be stored externally at proxy voting service providers; and

5.	Any document created by the Company that:

(a)	Was material to making a decision on how to vote a proxy on behalf of a client; or

(b)	Memorialized the basis for that decision.

H.               Disclosure to Clients. At the time that an account is opened, each client shall be provided with a copy of this Proxy Voting Policy. Upon written request, a copy of this Policy shall be furnished to the requesting client. The CCO shall promptly respond to all requests for information regarding how the Company voted with respect to such client’s securities or requests for a copy of the Company’s Policy. All other requests from clients regarding proxy voting shall be handled by the CCO.

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PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.      Exhibits

(a)	Agreement and Declaration of Trust (the “Trust Instrument”), filed herewith.
(b)	By-Laws, is filed herewith.
(c)	Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(d)	Investment Advisory Agreement dated May 21, 2024, between the Registrant, on behalf of the New Age Alpha Large Core Series, and New Age Alpha Advisors, LLC, is filed herewith.

(e)	Underwriting Agreement between the Registrant, on behalf of the New Age Alpha Large Core VA Fund, and Ultimus Fund Distributors, LLC, to be filed by amendment.
(f)	Not Applicable.
(g)	Custody Agreement between the Registrant, on behalf of the New Age Alpha Large Core Series, and Brown Brothers Harriman & Co., as Custodian, to be filed by amendment.
(h)(1)	Master Services Agreement, dated [ , 2024], between the Registrant, on behalf of the New Age Alpha Large Core Series, and Ultimus Fund Solutions, LLC, to be filed by amendment.
(h)(2)	Expense Limitation Agreement between the Registrant, on behalf of the New Age Alpha Large Core Series, and New Age Alpha Advisors, LLC, as Adviser, is filed herewith.

(i)	Opinion and Consent of FinTech Law, LLC as to the legality of shares being registered on Form N-1A, is filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.
(k)	Not applicable.
(l)	Not applicable.
(m)	Plan of Distribution Pursuant to Rule 12b-1 for the Funds, is filed herewith.
(n)	None.
(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant, is filed herewith.
(p)(2)	Code of Ethics for New Age Alpha Advisors, LLC, is filed herewith.
(p)(3)	Code of Ethics for the Distributor, not applicable per Rule 17j-1(c)(3).
(q)	Powers of Attorney, are filed herewith

ITEM 29. Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other people for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement) and administration agreements (Exhibit 28(h) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers, and controlling persons of the Registrant under the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.   Business and other Connections of the Investment Advisers

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s Form ADV listed opposite such investment adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
New Age Alpha Advisors, LLC	801-116789

ITEM 32.   Principal Underwriter

(a)       The Distributor also acts as the principal underwriter for the following other investment companies:

AlphaMark Investment Trust, American Pension Investors Trust (d/b/a Yorktown Funds), Bruce Fund, Inc., CM Advisors Family of Funds, Caldwell & Orkin Funds, Inc., Cantor Select Portfolios Trust, Cantor Fitzgerald Sustainable Infrastructure Fund, Capitol Series Trust, Centaur Mutual Funds Trust, Chesapeake Investment Trust, Commonwealth International Series Trust, Conestoga Funds, Connors Funds, Cross Shore Discovery Fund, Dynamic Alternatives Fund, Eubel Brady & Suttman Mutual Fund Trust, Fairway Private Equity & Venture Capital Opportunities Fund, Flat Rock Enhanced Income Fund, F/m Funds Trust, HC Capital Trust, Hussman Investment Trust, James Advantage Funds, James Alpha Funds Trust, Lind Capital Partners Municipal Credit Income Fund, MSS Series Trust, Oak Associates Funds, ONEFUND Trust, Papp Investment Trust, Peachtree Alternative Strategies Fund, Peak Income Plus Fund, RM Opportunity Trust, Schwartz Investment Trust, Segall Bryant & Hamill Trust, The Cutler Trust, The Investment House Funds, Williamsburg Investment Trust, Ultimus Managers Trust, Unified Series Trust, Valued Advisers Trust, VELA Funds, and Volumetric Fund.

(b)       The Directors and officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Underwriter	Positions with Fund
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Vice President, Chief Technology Officer and Chief Information Security Officer	None

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)       Not applicable.

ITEM 33.      Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records relating to its function as Administrator, Fund Accountant and Transfer Agent).

b)	Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 20850 (records relating to its function as Principal Underwriter).

c)	Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (records relating to its function as Custodian).

f)	New Age Alpha Advisors, LLC, 555 Theodore Fremd Avenue, Suite A-101, Rye, New York 10580 (records relating to its function as investment adviser).

ITEM 34.      Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form N-1A.

ITEM 35.      Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, and State of New York, on May 8, 2024.

New Age Alpha Variable Funds Trust

By:	/s/ Keith D. Kemp
Keith D. Kemp, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment to the Registration Statement has been signed below by the following person in the capacities and on the date indicated.

	*	May 8, 2024
	Richard C. Butt, Trustee	Date

	*	May 8, 2024
	Colin W. Devine, Trustee	Date

	*	May 8, 2024
	Jeremy O. May, Trustee	Date
	/s/ Armen Arus	May 8, 2024
	Armen Arus, Trustee	Date

	/s/ Keith D. Kemp	May 8, 2024
	Keith D. Kemp, President, Principal Executive Officer, and Principal Accounting Officer	Date
* By:	/s/ Keith D. Kemp	May 8, 2024
	Keith D. Kemp, Attorney-in-Fact	Date

*Attorney-in-Fact pursuant to Powers of Attorney.

EXHIBIT INDEX

(a)	Agreement and Declaration of Trust
(b)	By-Laws
(d)	Form of Investment Advisory Agreement
(h)(2)	Form of Expense Limitation Agreement
(i)	Opinion and Consent of FinTech Law, LLC
(m)	Distribution Plan under Rule 12b-1
(p)(1)	Code of Ethics for the Registrant
(p)(2)	Code of Ethics for New Age Alpha Advisors, LLC
(q)	Powers of Attorney